John Hancock Financial Industries Fund, March 6, 1996

                  Supplement to Class A and Class B Prospectus



The sixth and seventh paragraphs under "INVESTMENT OBJECTIVE AND POLICIES" are deleted and replaced with the following:

The Fund may invest in debt securities of financial services companies and in debt and equity securities of companies outside the financial services sector. The Fund may invest up to 5% of its net assets in below-investment grade debt securities.


March 14, 1996

7000S-3/96